United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

(Amendment No.1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2017

Clarus Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34767 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Forward-Looking Statements

Please note that in this Current Report on Form 8-K (the “Report”) we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this release include, but are not limited to, the overall level of consumer spending on our products; general economic conditions and other factors affecting consumer confidence; disruption and volatility in the global capital and credit markets; the financial strength of the Company’s customers; the Company’s ability to implement its reformation and growth strategy, including its ability to organically grow each of its historical product lines, the ability of the Company to identify potential acquisition or investment opportunities as part of its redeployment and diversification strategy; the Company’s ability to successfully redeploy its capital into diversifying assets or that any such redeployment will result in the Company’s future profitability; the Company’s ability to successfully integrate Sierra Bullets L.L.C.; the Company’s exposure to product liability or product warranty claims and other loss contingencies; stability of the Company’s manufacturing facilities and foreign suppliers; the Company’s ability to protect patents, trademarks and other intellectual property rights; fluctuations in the price, availability and quality of raw materials and contracted products as well as foreign currency fluctuations; our ability to utilize our net operating loss carryforwards; and legal, regulatory, political and economic risks in international markets. More information on potential factors that could affect the Company’s financial results is included from time to time in the Company’s public reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this Report are based upon information available to the Company as of the date of the Report, and speak only as the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this Report.

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on August 25, 2017, by Clarus Corporation (the “Company” or “Clarus”) to include the financial information referred to in Item 9.01(a) and (b) below relating to the Company’s acquisition on August 21, 2017 of Sierra Bullets, L.L.C. Pursuant to the instructions to Item 9.01 of Form 8-K, Clarus hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired. The financial statements required by this item are hereby included in Exhibits 99.2 and 99.3 attached hereto.

(b) Pro Forma Financial Information. The pro forma financial information required by this item is hereby included in Exhibit 99.4 attached hereto.

(d) Exhibits. The following Exhibits are filed herewith as a part of this Report:

Exhibit No.	Description

10.1	Purchase and Sale Agreement dated as of August 21, 2017, by and among Everest/Sapphire Acquisition, LLC, Sierra Bullets, L.L.C., BHH Management, Inc., and Lumber Management, Inc. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 25, 2017 and incorporated herein by reference).*

10.2	Third Amended and Restated Loan Agreement, effective as of August 21, 2017, by and among ZB, N.A. dba Zions First National Bank, a national banking association, as Lender, and Clarus Corporation; Black Diamond Equipment, Ltd.; Black Diamond Retail, Inc.; Everest/Sapphire Acquisition, LLC; BD North American Holdings, LLC; PIEPS Service, LLC; BD European Holdings, LLC, and Sierra Bullets, L.L.C. as Borrowers (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 25, 2017 and incorporated herein by reference). *

10.3	Fourth Amended and Restated Promissory Note (Revolving Loan) dated effective as of August 21, 2017, by and among Clarus Corporation; Black Diamond Equipment, Ltd.; Black Diamond Retail, Inc.; Everest/Sapphire Acquisition, LLC; BD North American Holdings, LLC; PIEPS Service, LLC; BD European Holdings, LLC, and Sierra Bullets, L.L.C. (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 25, 2017 and incorporated herein by reference).*

23.1	Consent of Singer Lewak, LLP, Independent Auditors.

99.1	Press Release dated August 22, 2017 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 25, 2017 and incorporated herein by reference).

99.2	Audited consolidated financial statements of Sierra Bullets, L.L.C., as of and for the years ended December 31, 2016 and 2015, and the related notes to the financial statements, together with the related Independent Auditor’s Report.

99.3	Unaudited consolidated financial statements of Sierra Bullets, L.L.C., as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016, and the related notes thereto.

99.4	Unaudited pro forma condensed combined financial information of Clarus Corporation as of June 30, 2017 and for the fiscal year ended December 31, 2016 and the six months ended June 30, 2017 and notes thereto.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Clarus Corporation will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARUS CORPORATION

Dated: October 20, 2017	By:	/s/ Aaron J. Kuehne
		Name:	Aaron J. Kuehne
		Title:	Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Singer Lewak, LLP, Independent Auditors.

99.2	Audited consolidated financial statements of Sierra Bullets, L.L.C., as of and for the years ended December 31, 2016 and 2015, and the related notes to the financial statements, together with the related Independent Auditor’s Report.

99.3	Unaudited consolidated financial statements of Sierra Bullets, L.L.C., as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016, and the related notes thereto.

99.4	Unaudited pro forma condensed combined financial information of Clarus Corporation as of June 30, 2017 and for the fiscal year ended December 31, 2016 and the six months ended June 30, 2017 and notes thereto.